EXHIBIT


                          LEASE BETWEEN



               THE EQUITABLE LIFE ASSURANCE SOCIETY
                       OF THE UNITED STATES

                    c/o THE GALBREATH COMPANY
                            SUITE 550
                          BUHL BUILDING
                       535 GRISWOLD STREET
                     DETROIT, MICHIGAN 48226


                             LANDLORD



                               AND



                       Federal Screw Works
                     535 Griswold, Suite 2400
                        Detroit, Ml 48226


                              TENANT



                        THE BUHL BUILDING

                        DETROIT, MICHIGAN

                           SUITE #2400


                          EFFECTIVE DATE


                         January 1, 1995

                             INDEX
                                                            Page
     INDEX ....................................................i

1.   DEFINITIONS ..............................................1

2.   DEMISE OF PREMISES .......................................1

3.   USE ......................................................1
     A. Use of Premises .......................................1
     B. Compliance with Laws ..................................1
     C. Hazardous Materials ...................................2

4.   RENT .....................................................3
     A. Obligation to Pay Rent ................................3
     B. Increases in Base Rent ................................3
     C. Late Payment ..........................................3
     D. Additional Rent .......................................3

5.   UTILITIES ................................................3
     A. Electricity ...........................................3
     B. Other Utilities .......................................4
     C. Interruption of Services ..............................4

6.   BUILDING SERVICES, MAINTENANCE AND REPAIRS ...............4
     A. Building Services .....................................4
     B. Repairs ...............................................5

7.   INSURANCE AND INDEMNITY ..................................5
     A. Landlord's Insurance ..................................5
     B. Tenant's Insurance ....................................5
     C. Risk of Loss ..........................................5
     D. Waiver of Claims ......................................6
     E. Indemnity .............................................6

8.   CONSTRUCTION OF TENANT IMPROVEMENTS ......................6
     A. Work Letter ...........................................6
     B. Acceptance of Premises ................................6

9.   IMPROVEMENTS AND ALTERATIONS BY TENANT ...................7
     A. Improvements and Alterations ..........................7
     B. Tenant's Property .....................................7

10.  ASSIGNMENT, SUBLETTING, AND MORTGAGING ...................8

11.  CASUALTY .................................................8
     A. Obligation to Repair ..................................8
     B. Rent Abatement ........................................8
     C. Landlord's Option to Terminate ........................8
     D. Tenant's Option to Terminate ..........................9

12.  CONDEMNATION .............................................9

13.  RULES AND REGULATIONS ...................................10
     A. Rules and Regulations ................................10
     B. Entrance Doors .......................................10
     C. Elevators.............................................10

14.  LIENS ...................................................10


15.  ACCESS ..................................................10
     A. Tenant's Access to Building ..........................10
     B. Landlord's Access to Leased Premises .................10

16.  SIGNS ...................................................10
     A. Building Signs .......................................10
     B. Directory Signs ......................................11
     C. Removal of Signs by Tenant ...........................11

17.  QUIET ENJOYMENT .........................................11
     A. Quiet Enjoyment ......................................11
     B. Inability to Perform .................................11

18.  DEFAULT AND REMEDIES ....................................11
     A. Event of Default .....................................11
     B. Landlord's Remedies ..................................11
     C. Landlord's Remedies Cumulative .......................13
     D. Lease as Security ....................................13
     E. Limitation on Tenant's Remedies ......................13

19.  HOLD OVER TENANCY........................................13

20.  PROVISIONS RELATING TO LANDLORD .........................14
     A. Definition of "Landlord" .............................14
     B. Limitation of Liability ..............................14
     C. Landlord's Reserved Rights ...........................14

21.  ESTOPPEL CERTIFICATE ....................................15

22.  SUBORDINATION AND ATTORNMENT ............................15
     A. Subordination ........................................15
     B. Limitation on Mortgagee's Liability ..................15

23.  BROKER ..................................................15

24.  SECURITY DEPOSIT ........................................15

25.  MISCELLANEOUS PROVISIONS ................................16
     A. Notices ..............................................16
     B. Amendment, Waiver ....................................16
     C. Binding Effect .......................................17
     D. Attorneys' Fees ......................................17
     E. Accord and Satisfaction ..............................17
     F. Severability .........................................17
     G. Time .................................................17
     H. Applicable Law .......................................17
     I. Moving Carriers ......................................17
     J. Guaranty .............................................17
     K. Memorandum of Lease ..................................18

                                  LEASE


          This Lease ("Lease") is made between The Equitable Life Assurance Society of the United States, whose address is c/o The Galbreath Company, Suite 550, Buhl Building, 535 Griswold, Detroit, Michigan 48226 ("Landlord") and Federal Screw Works, whose address is 535 Griswold, Suite 2400, Detroit, Ml 48226 ("Tenant") and is effective for all purposes as of January 1, 1995. ("Effective Date").

          1.   DEFINITIONS:

               A. "Building": the office building located at 535 Griswold Street, in the City of Detroit, Michigan and commonly known as the Buhl Building, together with the real property on which it is located, as more particularly described in EXHIBIT A.

               B. "Leased Premises" or "Premises": the area consisting of 13,322 square feet on the 24th floor of the Building as shown on EXHIBIT B.

               C.   "Commencement Date": [ DELETED ] January 1, 1995,

               D. "Lease Term": the 60 Month (5) year period beginning on the Commencement Date. "Lease Year" shall mean the consecutive twelve (12) month period following the Commencement Date, and each anniversary thereof.

               E. "Base Rent": rent payable for the Leased Premises, calculated the rate of $12.90 per square foot of the Leased Premises per annum, resulting in an annual Base Rent of $171,854, payable in equal monthly installments of $14,321.16 each. [ DELETED ]

               F.   "Tenant's Pro Rata Share": N/A.

               G. "Common Areas of the Building": areas located in the Building and used in common by all tenants in the Building, including without limitation the lobbies, stairways, passenger elevators, freight elevators, and corridors.

               H.   "The Broker of Record": None.

               I. "Default Interest Rate": the lesser of 2% over and above the prime rate of National Bank of Detroit (as designated by such institution from time to time), or the highest rate permissible under applicable law.

          2.   DEMISE OF PREMISES:

          Landlord hereby leases to Tenant, and Tenant hires from Landlord, on the terms and conditions contained in this Lease, the Leased Premises located in the Building, together with the right of ingress to and egress from the Premises through, over, under, across and along the Common Areas of the Building, and the nonexclusive right, in common with other tenants of the Building, to use the Common Areas of the Building.

          3.   USE:

               A. Use of Premises: Tenant agrees continuously to use and occupy the Leased Premises for general office purposes only ("Permitted Purpose"), and for no other use or purpose. Tenant agrees that it has determined to Tenant's satisfaction that the Leased Premises can be used for the Permitted Purpose and acknowledges and agrees that Landlord has not made any representation or warranty whatsoever with respect to the suitability of the Leased Premises for any particular use.

               B.   Compliance with Laws:

               (1) Tenant covenants to comply with all federal, state, and local laws, ordinances, regulations or rules applicable to the Leased Premises, to Tenant, and/or Tenant's use of the Leased Premises, including without limitation building, zoning, environmental and fire laws, ordinances, regulations and rules, and the Americans with Disabilities Act, 42 U.S.C. section 12101 et seq., as from time to time amended ("ADA"), and shall give prompt notice to Landlord of any notice Tenant receives of any violation of any Applicable Law. Tenant shall, at its own expense and in accordance with the procedures of paragraph 9 of this Lease, make all improvements and/or alterations to the Leased Premises necessary to comply with such Applicable Laws. If Tenant fails at any time to make any one or more of such necessary improvements and/or alterations, Landlord shall have the right (but not the obligation) to make such improvement(s) and/or alteration(s), and the cost thereof shall be additional rent payable by Tenant within ten (10) days after receipt of any invoice from Landlord. Any such additional rent which is not paid when due will accrue interest at the Default Interest Rate until paid.

               (2) Tenant shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may (a) increase the fire and extended coverage insurance premium or any other insurance premium now or hereafter relating to the Building; (b) injure the Building; or (c) constitute waste or be a nuisance, public or private, or menace to tenants of adjoining premises or anyone else. If, as a result of (a) any failure of Tenant, or anyone claiming by, through, or under Tenant, to comply with the foregoing sentence or (b) Tenant's abandonment or desertion of the Premises, the insurance rates applicable to any policies of insurance carried by Landlord covering the Building or the rental income to be derived therefrom shall be increased, then Tenant agrees to pay Landlord within ten (10) days after Landlord's written demand therefor, the entire portion of the premiums for said insurance which shall be attributable to such higher rates. In determining whether any increase in such rates is the result of any of the aforementioned acts or omissions of Tenant or anyone claiming by, through or under Tenant, a schedule or rule book issued by the applicable rating organization shall be conclusive evidence of the several items and charges which make up the insurance rates and premiums on the Premises and the Building. If any such insurance carried by Landlord shall be canceled by the insurance carrier as a result of any of the aforementioned acts or omissions of Tenant or anyone claiming by, through or under Tenant, Tenant agrees to indemnify and hold Landlord free and harmless from all damages, costs and expenses which Landlord may sustain by reason thereof.

               C. Hazardous Materials: Tenant shall not use, handle, generate, treat, store or dispose of, or permit the handling, generation, treatment, storage or disposal of any Hazardous Materials in, on, under, around or above the Premises now or at any future time. Tenant shall and hereby does indemnify, defend and hold harmless the Landlord and its agents and their respective officers, directors, beneficiaries, shareholders, partners, agents and employees from any and all actions, proceedings, claims, costs, expenses, fines, and losses of any kind (including but not limited to those arising from injury to or the death of any person, damage to or loss of use or value of real or personal property, and costs of investigation, cleanup, and attorneys' and consultants fees) arising by or through the acts, omissions, or failure to act of Tenant, its agents, employees, contractors, servants and invitees and arising out of or in any way related to (1) the existence of and/or any deposit, spill, discharge or other release of Hazardous Materials that occurs at, on or from the Leased Premises during the Term of this Lease, or (2) Tenant's use or occupancy of the Premises, or (3) Tenant's failure to provide all information, make all submissions, and (except as otherwise specifically provided in this paragraph 3C) take all steps required by all applicable governmental authorities. Tenant's obligations and liabilities under this paragraph 3C shall survive the expiration of the Term of this Lease.

               It is agreed that any abatement of Hazardous Materials will be the sole responsibility of Landlord. In the event Tenant shall discover Hazardous Materials within the Premises, Tenant shall notify Landlord, and Tenant shall take no further action. If required by law, Landlord shall then, at Landlord's cost, be responsible for the abatement of any Hazardous Materials which were in the Premises prior to Tenant's possession. Tenant shall be responsible for Landlord's cost to abate any hazardous materials introduced into the Premises by Tenant during Tenant's possession.

               The term "Hazardous Materials", when used herein, shall include without limitation any substances, materials or wastes to the extent quantities thereof are regulated by the City of Detroit or any other local governmental authority, the State of Michigan, or the United States of America because of toxic, flammable, explosive. corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including asbestos and including any materials or substances that are defined as "hazardous substances" in the Michigan Environmental Resource Act of 1980, as amended, MCL 299.601 et seq., and/or listed in the United States Department of Transportation Hazardous Materials Table, as amended, 49 C.F.R. 172.101, or in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. section 9601 et seq., or the Resources Conservation and Recovery Act, as amended, 42 U.S.C. section 6901 et seq., or any other applicable governmental regulation imposing liability or standards of conduct concerning any hazardous, toxic or dangerous substances, waste or material, now or hereafter in effect.

          4.   RENT:

               A. Obligation to Pay Rent: Tenant covenants and agrees to pay to Landlord monthly installments of Base Rent (as same may be increased pursuant to paragraph 4.B below), in the amounts specified in this Lease, in advance, on the first day of each month, without deduction, counterclaim or setoff and without prior demand therefor, at the address of Landlord given above, or at such other place as Landlord may designate from time to time in writing.

               B.   [ DELETED ]

               C. Late Payment: Tenant shall pay interest on any rent and on any other monies due to Landlord hereunder, which are not paid when due, at the Default Interest Rate, from the date when due until paid. In addition, monthly installments of rent not paid by the tenth day of each month shall be subject to a late charge of ten percent (10%) of the amount due.

               D. Additional Rent. Tenant shall pay as additional rent any money and charges required to be paid by Tenant pursuant to the terms of this Lease, whether or not the same may be designated as "additional rent".

          5.   UTILITIES:

               A. Electricity. Landlord shall provide electric service to the Leased Premises for Tenant's use. Such electric service shall be separately metered to the Leased Premises and the cost thereof billed monthly by Landlord and paid by Tenant. Tenant acknowledges that Landlord purchases electricity in bulk from the local utility company, and agrees that the amount charged by Landlord may be equal to not more than 115% of Landlord's cost of such electricity. Monthly billings for electric service may be based on actual meter readings or may, at Landlord's option, be an estimate based on Tenant's anticipated use of electric service for a calendar year. All payments due for electric service under this Lease shall be deemed to be additional rent and, if not paid when due, shall bear interest and late charges as provided for payments of Monthly Rent in paragraph 4 above.

                    Electric service is provided at the rate of four (4) watts per rentable square foot of space in the Leased Premises. If Tenant's usage exceeds such rate or in any way overburdens or drains the electrical system of the Leased Premises and/or the Building, Tenant shall bear all costs incurred by Landlord in providing additional electric service (including without limitation the cost of installing risers and/or additional wiring) to the Leased Premises.

               B. Other Utilities. Landlord shall provide to the Leased Premises water and sewer, which shall be separately metered to the Leased Premises and the cost thereof billed monthly by Landlord and paid by Tenant. Tenant agrees that the amount charged by Landlord may be equal to not more than 115% of Landlord's cost of any such utility. If Tenant's usage in any way overburdens the utility system of the Leased Premises and/or the Building, Tenant shall bear all costs incurred by Landlord in providing necessary additional utility service to the Lease Premises. Monthly billings for utility services may be based on actual meter readings or may, at Landlord's option, be an estimate based on Tenant's anticipated use of such services for a calendar year. All payments due for utility services under this Lease shall be deemed to be additional rent and, if not paid when due, shall bear interest and late charges as provided for payments of Monthly Rent in paragraph 4 above.

               C. Interruption of Services. Landlord does not warrant that any of the utility services will be free from interruption caused by Unavoidable Delay, as defined in paragraph 17 below. Landlord shall not be held liable to Tenant for any reduction in amount, failure or delay of such utility services and, except as otherwise specifically provided in paragraph 6, no interruption and no failure of any utility service shall entitle Tenant to an abatement of Rent.

          6.   BUILDING SERVICES, MAINTENANCE AND REPAIRS:

               A.   Building Services.

                    (1) The services to be provided by Landlord according to this paragraph 6 shall be deemed to be "Building Services". Building services furnished by Landlord shall be similar in frequency to building services customarily provided by landlords of first-class office buildings in the Detroit, Michigan area.

                    (2) Landlord shall maintain, repair and replace as reasonably necessary the plumbing, heating, ventilating and air conditioning equipment (including without limitation the "package unit(s)" located in the Leased Premises), lighting and other electrical and mechanical equipment, elevators, and glass (unless broken or damaged due to the negligence or misconduct of Tenant), in the Building, and shall maintain and repair the exterior of the Building, its structural portions, and the roof, as well as exterior and interior Common Areas (including without limitation the parking areas). Landlord's maintenance of the Common Areas shall include lighting, heating and cooling, cleaning, sweeping, painting, window cleaning, and guard service. In addition to the utility services described above, Landlord shall provide to the Leased Premises janitorial services similar in quality and frequency to such services customarily provided by landlords of similar class office buildings in the Detroit, Michigan, area.

                    (3) Air-cooling and heating shall be furnished by Landlord [ DELETED ] (from 8:00 A.M. to 6:00 P.M. weekdays, and from 8:00 A.M. to 1:00 P.M. on Saturdays). Additional air-cooling and heating shall be furnished by Landlord at other times as may be requested by Tenant, provided that Landlord shall have the right to impose, and Tenant agrees to pay, a reasonable charge for such additional services. The current charges are listed in EXHIBIT C attached hereto, and are subject to change by Landlord without notice. Landlord shall notify Tenant of the procedure for requesting such additional services, and shall have the right to require 24 hour advance notice.

                    (4) Landlord shall not be liable in any event, nor shall Rent be abated, because of interruption of Building Services. Notwithstanding the foregoing, if any interruption of Building Services causes all or a portion of the Leased Premises to be untenantable
[ DELETED ] for a period of ten (10) consecutive business days, Rent shall be abated proportionately from the date of the interruption until the service is restored.

               B. Repairs. Except for Building Services provided by Landlord, Tenant agrees to maintain in a clean, orderly and sanitary condition, and keep in good repair, order and condition, the Leased Premises, ordinary wear and tear alone excepted. Such maintenance and repair shall be at the sole cost of Tenant and shall include but not be limited to the maintenance and repair of floor covering, ceilings and walls, front and rear doors, and all interior glass on the Leased Premises. If Tenant fails to maintain or keep the Leased Premises in good repair and such failure continues for five (5) days after written notice from Landlord, Landlord may perform any such required maintenance and repairs and the cost thereof shall be additional rent payable by Tenant within ten
(10) days of receipt of any invoice from Landlord. Any such additional rent which is not paid when due will accrue interest at the Default Interest Rate until paid.

          7.   INSURANCE AND INDEMNITY:

               A. Landlord's Insurance: Landlord agrees to purchase and keep in force and effect insurance on the Building against fire and such other risks as may be included in extended coverage insurance from time-to-time available in an amount not less than the greater of 80% of the full insurable value of the Building or the amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies. Such policies shall contain a replacement cost endorsement and a clause pursuant to which the insurance carriers waive all rights of subrogation against the Tenant with respect to losses payable under such policies.

               B. Tenant's Insurance: Tenant, at its sole cost and expense but for the mutual benefit of Landlord and Tenant, shall purchase and keep and maintain in force and effect during the Term hereof, insurance under policies issued by insurers of recognized responsibility on its fixtures and tenant improvements including, but not limited to, special wall and floor coverings, special lighting fixtures, built-in cabinets and bookshelves and on its merchandise, inventory, contents, furniture, equipment or other personal property located in the Premises protecting Landlord and Tenant from damage or other loss caused by fire or other casualty including, but not limited to, vandalism and malicious mischief, perils covered by all risk and extended coverage, theft, sprinkler leakage, water damage (however caused), explosion, malfunction or failure of heating and cooling or other apparatus, and other similar risks in amounts not less than the full insurable replacement value of such property. Such insurance shall provide that it is specific and not contributory and shall name the Landlord as an additional insured and shall contain a replacement cost endorsement and a clause pursuant to which the insurance carriers waive all rights of subrogation against the Landlord with respect to losses payable under such policies.

               Tenant shall, at Tenant's expense, maintain during the Term comprehensive public liability insurance, contractual liability insurance, and property damage insurance, under policies issued by insurers of recognized responsibility, with limits of not less than $3,000,000 for personal injury, bodily injury, sickness, disease or death and $1,000,000 for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence. Tenant's policies shall name Landlord, its respective officers, agents, servants and employees as additional insurers.

               Tenant shall, at Tenant's expense, maintain during the Term worker's compensation insurance as required by Michigan law with respect to any work or other operation in or about the Leased Premises.

               Upon execution of this Lease, Tenant shall deliver certificates of insurance, in substantially the form attached hereto as EXHIBIT D, evidencing the coverage required under this paragraph 7B, and shall maintain current certificates on file with Landlord at all times during the Term of this Lease.

               C. Risk of Loss: Landlord and Tenant intend that the risk of loss or damage as described in paragraph 7A and paragraph 7B above be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby release each other and agree to look solely to, and to seek recovery only from, their respective insurance carriers in the event of a loss of a type described above to the extent that such coverage is agreed to be provided hereunder. For this purpose, any applicable deductible amount shall be treated as though it were recoverable under such policies. Landlord and Tenant agree that applicable portions of all monies collected from such insurance shall be used toward the full compliance of the obligations of Landlord and Tenant under this Lease in connection with damage resulting from fire or other casualty.

               D. Waiver of Claims: Tenant agrees that, to the extent not expressly prohibited by law, Landlord and its officers, agents, servants and employees shall not be liable for (nor, except as otherwise specifically provided in this Lease, shall rent abate as a result of) any direct or consequential damage (including damage claimed for actual or constructive eviction) either to person or property sustained by Tenant, its servants, employees, agents, invitees or guests due to the Building or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about said Building, or due to any act or neglect of any tenant or occupant of said Building or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by water, snow, frost, storm, sewage, gas, electricity, sewer gas or odors or by the bursting, leaking or dripping of pipes, faucets and plumbing fixtures and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all of Tenant's personal property in the Premises or the Building shall be at the risk of Tenant only and that Landlord shall not be liable for any loss or damage thereto or theft thereof.

               E. Indemnity: Tenant shall protect, indemnify and save Landlord and its officers, agents, servants and employees harmless from and against any and all actions, proceedings, obligations, liabilities, costs, damages, claims and expenses of any kind (including but not limited to those arising from injury to or the death of any person, damage to or loss of use or value of real or personal property, and costs of investigation, compliance, and attorneys' and consultants fees) arising out of or in any way related to (1) Tenant's failure at any time or from time to time to comply with, and/or to make improvements and/or alterations required by, laws, ordinances, regulations or rules applicable to the Premises; (2) Tenant's use or occupancy of the Premises or Tenant's activities in the Building; and/or (3) any act or negligence of Tenant, or its agents, contractors, servants, employees, or invitees.

          8.   CONSTRUCTION OF TENANT IMPROVEMENTS:

               A.   Work Letter. The improvements (the "Tenant
Improvements") to the Leased Premises shall be constructed pursuant to the Work Letter Agreement attached hereto as EXHIBIT E. The cost and expense of constructing the Tenant Improvements shall be paid as provided in the Work Letter.

                    Tenant may inspect the Tenant Improvements at reasonable times so long as such inspections do not interfere with Landlord's construction activities. Tenant shall not exercise any control over the persons performing construction activities on the Leased Premises.

                    To the extent that the provisions of this Lease conflict with the Work Letter, the Work Letter shall control.

               B. Acceptance of Premises. Tenant's taking possession of any portion of the Premises shall be conclusive evidence as against Tenant that such portion of the Premises were in good order and satisfactory condition when the Tenant took possession, except as to (1) punchlist items agreed to by Landlord and Tenant at the time of Tenant's taking such possession, and (2) a major defect or omission in the installation of the major building systems or structure, in which event Tenant shall have thirty (30) days after the earlier of Landlord's delivery of the Certificate of Occupancy pursuant to the work letter, or Tenant's taking possession of the Premises, in which to notify the Landlord of such major defect or omission, and Landlord agrees to use reasonable efforts to correct any such defect or omission, or Landlord may terminate the Lease. Any such major defect or omission not raised during such thirty (30) day period shall be deemed to have been waived by Tenant.

                    No promise of the Landlord to alter, remodel, repair or improve the Premises or the Building and no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in the Work Letter, if any. Specifically, and without limiting the generality of the foregoing, no representations have been made by Landlord to Tenant concerning compliance by the Building or the Premises with the Americans with Disabilities Act.

                    Prior to occupying the Leased Premises, Tenant shall execute and deliver to Landlord a letter in the form attached hereto and made a part hereof as EXHIBIT F, acknowledging the Lease Commencement Date of the Leased Premises.

          9.   IMPROVEMENTS AND ALTERATIONS BY TENANT:

               A. Improvements and Alterations. Tenant shall not make any structural improvements or alterations to the Leased Premises. Except as otherwise provided in this paragraph, Tenant may make such non-structural improvements or non-structural alterations to the Leased Premises which it may deem necessary or desirable, provided however that Tenant shall notify Landlord of, and Landlord's prior written approval shall be required for, any improvements or alterations which cost in excess of $5,000.00 and/or affect the Building's mechanical, electrical, or other systems in any way ("Major Alterations"). All plans and specifications for Major Alterations must be approved in advance by Landlord, and all such Major Alterations shall be constructed in conformity with such approved plans and specifications.

               Notwithstanding the foregoing, Tenant may without Landlord's prior approval make any Major Alterations to the Leased Premises which are necessary for compliance with the Americans with Disabilities Act, 42 USC section 12101 et seq, as from time to time amended ("ADA"), provided however that Tenant shall notify Landlord of any such Major Alterations and that all plans and specifications for such Major Alterations shall be subject to Landlord's approval (which shall not be unreasonably withheld) to the extent that such Alterations in any way affect the Building's mechanical, electrical, or other systems or Common Areas.

               Any improvements or alterations by Tenant shall be done at Tenant's expense and may be performed by an outside contractor or, at Tenant's request, by Landlord. All outside contractors must be licensed, and any outside contractor performing Major Alterations (or any part thereof) must be approved in advance by Landlord.

               If requested by Landlord, Tenant will post a bond or other security satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. Tenant hereby agrees to protect, defend, indemnify and hold Landlord, the Building and the Property harmless from and against any and all liabilities of every kind and description which may arise out of or in connection with such repairs, replacements, alterations, improvements or additions.

               All work shall be performed in a good and workmanlike manner, with materials (where they are specifically described in the specifications) of the quality and appearance comparable to those in the Building, and in conformance with Building Standards as promulgated by Landlord from time to time. All work shall become the property of the Landlord. Prior to the commencement of any work or delivery of any materials to the Leased Premises, Tenant shall at its own cost and expense furnish to Landlord, for its review and approval as provided in this paragraph, (i) proposed plans and specifications; (ii) names and addresses of proposed contractors; (iii) copies of contracts; (iv) necessary permits;
(v) certificates of insurance in forms and amounts satisfactory to Landlord naming Landlord as an additional insured where required by Landlord; and
(iv) such other items as may be reasonably requested by Landlord to protect its interests in connection with the work.

               Upon completion of any Major Alteration, Tenant shall furnish Landlord with contractors' affidavits, sworn statements and full and final waivers of lien and receipted bills covering all labor and material expended and used. All repairs, replacements, alterations, improvements and additions shall comply with all insurance requirements and with all applicable laws, ordinances, rules and regulations.

               B. Tenant's Property. Furnishings, trade fixtures and moveable equipment, if any, paid for and installed by Tenant, shall be the property of Tenant. Any furnishings, trade fixtures and moveable equipment, and all other personal property including fixtures, which are paid for by Landlord shall be considered the property of Landlord, unless Tenant has reimbursed Landlord for the cost thereof. On expiration or termination of this Lease (unless termination was due to an Event of Default by Tenant), Tenant may remove any of its property, and shall remove any such property if so directed by Landlord. Tenant shall repair or reimburse Landlord for the cost of repairing any damage resulting either from the removal of Tenant's property or the original installation or placement of such property in the Leased Premises. If Tenant fails to remove such property as required under this Lease, Landlord may do so and Landlord shall not be liable for any loss or damage to the property of Tenant which may occur during Landlord's removal thereof. Tenant will reimburse Landlord for Landlord's costs for the removal of Tenant's property together with interest at the Default Interest Rate. It is expressly understood that this Paragraph shall survive the termination or expiration of this Lease.

          10.  ASSIGNMENT, SUBLETTING, AND MORTGAGING:

               Tenant, its legal representatives and successors in interest, shall not assign, let, sublet, mortgage, pledge, or otherwise transfer or grant a security interest in its interest in this Lease, the Leased Premises or any part thereof, or permit such transfer or security interest without first giving written notice to and obtaining the written consent of Landlord. Landlord may require copies of all documents evidencing such transfer or security interest as a prerequisite to giving such consent. Any approval of Landlord, unless specifically stated therein, shall not relieve Tenant from its obligations under this Lease. For purposes of this paragraph 10, a transfer of voting control of Tenant or any assignee or sublessee, whether by operation of law or otherwise, shall be deemed an assignment. In order that Tenant shall not compete with Landlord's efforts to lease other space in the Building, Tenant shall not advertise the availability of the Leased Premises for such lease or assignment. If Landlord approves any subletting of the Leased Premises, and of the rent payable by the sub-tenant under any such sub-lease exceeds the rent payable hereunder, Tenant shall pay to Landlord as additional rent an amount equal to one-half of such excess rent promptly upon receipt by Tenant of any rent under such sub-lease. Upon receiving notice from Tenant of its intention to assign, let or sublet the Leased Premises, Landlord has the right to cancel the Lease and take back the Leased Premises, provided however (1) Landlord is not required to cancel the Lease, and (2) any obligations under the Lease prior to cancellation are still required to be performed or paid by Tenant.

          11.  CASUALTY:

               A. Obligation to Repair. If the Building or the Leased Premises are damaged or destroyed by fire, earthquake or other casualty to the extent that they are rendered untenantable in whole or in part, then Landlord shall, except as otherwise provided in this paragraph 11, proceed with reasonable diligence to rebuild and restore the Leased Premises, or such part thereof as may be damaged or destroyed, and during the period of such rebuilding and restoration, this Lease shall remain in full force and effect, provided, however, that Landlord's rebuilding and restoration obligations shall, in any and all events, be limited to the net insurance proceeds recovered by Landlord and made available by Landlord's mortgagee(s), and further provided that Landlord shall in no event be required to repair or replace (1) Tenant's personal property (such as wall coverings, carpeting and window treatments), or (2) or Tenant's furnishings, operating equipment, trade fixtures or merchandise, or (3) personal property of Tenant's agents, employees, contractors, licensees or invitees; all of which shall be repaired or replaced by Tenant.

               B. Rent Abatement. If this Lease is not terminated as provided in this paragraph 11, then during the period of Landlord's rebuilding and restoration, Base Rent shall be abated from the date of the casualty through completion of restoration of the Leased Premises, in the same ratio as the square footage in the portion of the Leased Premises rendered untenantable, if any, shall bear to the total square footage of the Leased Premises, [ DELETED ] provided that, in the event the Leased Premises are rendered untenantable due to the fault or neglect of Tenant, its agents, employees, partners, visitors or licensees, there shall be no such abatement of Rent.

               C. Landlord's Option to Terminate. Notwithstanding anything to the contrary contained in this Lease, in the event the Premises and/or the Building are damaged or destroyed by fire or other casualty during the Term hereof, Landlord shall have the right to terminate this Lease upon the occurrence of any of the following, and upon written notice given to Tenant within sixty (60) days after the date of such occurrence:

          (1) If less than 50% in area of the Premises has been damaged or destroyed but in Landlord's opinion repairs cannot be completed within 180 days after the date of such occurrence; OR

          (2) If more than 50% in area of the Premises has been damaged or destroyed; OR

          (3) If more than 75% in area of the Building has been damaged or destroyed (regardless of whether the Premises have been damaged or destroyed in whole or in part); OR

          (4) If the available insurance proceeds are insufficient to complete the necessary repair and restoration of the Premises; OR

          (5) If the damage or destruction to the Premises occurs within the last year of the original Term of this Lease or of any extension of such original Term, provided however that the Lease may not be terminated under this subparagraph (5) if before such casualty occurrence Tenant has, by exercising its option(s), if any, under this Lease, extended the Term of the Lease for a period of not less than two years.

Termination of the Lease pursuant to this Section shall be effective thirty
(30) days after Tenant receives from Landlord the written notice required above.

               D. Tenant's Option to Terminate. Except as otherwise provided in this subparagraph D, in the event the Premises are damaged or destroyed by fire or other casualty during the Term hereof, Tenant shall have the right to terminate this Lease upon the occurrence of any of the following, and upon written notice given to Landlord within forty-five (45) days after the date of such occurrence:

          (1) If more than 50% in area of the Premises has been damaged or destroyed; OR

          (2) If the damage or destruction to the Premises occurs within the last year of the original Term of this Lease or of any extension of such original Term, provided however that the Lease may not be terminated under this subparagraph (2) if before such casualty occurrence Tenant has, by exercising its option(s), if any, under this Lease, extended the Term of the Lease for a period of not less than two years.

Termination of the Lease pursuant to this Section shall be effective thirty
(30) days after Landlord receives from Tenant the written notice required above.

               Notwithstanding the foregoing, Tenant shall not have the right to terminate this Lease pursuant to this subparagraph D if the fire or other casualty was caused by or results from the acts, omissions, or failure to act of Tenant or its agents, contractors, servants, employees, or invitees, or if at time of such fire or other casualty Tenant was in default under this Lease.

          12.  CONDEMNATION:

          If the whole or any part of the Leased Premises, excluding parking areas, shall be taken under power of eminent domain or like power, or sold under imminent threat thereof to any public authority or private entity having such power, this Lease shall terminate as to the part of the Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority or entity. Rent for the remaining Term shall be reduced in the proportion that the Tenant's Total Square Footage is reduced by the taking. If a partial taking or sale of the Building or the Leased Premises (a) substantially reduces the area of the Leased Premises resulting in a substantial inability of Tenant to use the Leased Premises for the Permitted Purpose, or (b) renders the Building unlivable to Landlord, then either Tenant in the case of "(a)" or Landlord in the case of "(b)" may terminate this Lease by notice to the other party within thirty (30) days after the terminating party receives a written notice of the portion to be taken or sold, to be effective one hundred eighty (180) days thereafter, or when the portion is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord (except for any amounts awarded or paid specifically for Tenant's relocation costs, loss of business, and/or fixtures paid for by Tenant, provided such awards do not reduce Landlord's award), and Tenant does hereby assign to Landlord any interest that Tenant may have in such condemnation awards or similar payments and agrees to execute such other and further instruments as Landlord may reasonably require to confirm such assignment.

          13.  RULES AND REGULATIONS:

               A. Rules and Regulations. Tenant covenants that Tenant and its agents, partners, employees, invitees or those claiming under Tenant or for whose conduct Tenant may be responsible will at all times observe, perform and abide by all reasonable rules and regulations promulgated by Landlord from time to time, as long as such rules and regulations do not unreasonably modify any provision of this Lease. The current Building Rules are attached hereto as EXHIBIT G.

               B. Entrance Doors. All entrance doors for the Leased Premises and all signs located at or on the Leased Premises shall conform to building standards as established from time to time by Landlord, and any alternations or modifications in such doors or signs shall be subject to Landlord's prior written consent.

               C. Elevators. Landlord may from time to time establish and promulgate rules for use of passenger elevators and freight elevators, including without limitation the use of handcarts and handtrucks on such elevators and the size and type of furniture and materials which may be moved in such elevators, and shall have the right to establish reasonable penalties for violation of such rules. Tenant shall reimburse Landlord for the cost to repair any damage to any elevator(s) caused by the acts or omissions of Tenant, its employees, vendors, agents, independent contractors, visitors, and/or business invitees, such reimbursement to be made within thirty (30) days after notice thereof from Landlord to Tenant.

          14.  LIENS:

          Tenant shall keep the Leased Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. In the event a lien is filed against Tenant, the Leased Premises or the Building on account of any work performed, materials furnished or obligations incurred by or on behalf of Tenant, at the written request of Landlord, Tenant shall post a bond or other security reasonably satisfactory to Landlord, as protection against any expenses, costs or liabilities which might be incurred by Landlord as a result of such lien. If such bond or other security acceptable to Landlord is not posted or provided within ten (10) days of receipt of Landlord's written request, Landlord may (but shall have no obligation to) (a) post such bond or provide such security and have the cost thereof reimbursed by Tenant together with interest at the Default Interest Rate, or (b) terminate this Lease in accordance with paragraph 18 below.

          15.  ACCESS:

               A. Tenant's Access to Building. Landlord shall provide Tenant with access to the Building at any time, unless such access is prohibited by reason of emergency or order of public authority. Landlord shall have the right to require persons entering or leaving the Building outside of regular business hours to sign in or out and/or to present identification to Building security personnel. Landlord shall also have the right to establish a system of building identification (whether by picture identification, computerized "keycards", or otherwise), and Tenant agrees to cooperate and comply with such system.

               B. Landlord's Access to Leased Premises. Landlord may enter the Leased Premises at any time and from time to time for the purpose of inspecting, altering and repairing the Leased Premises and ascertaining compliance by Tenant with the provisions of this Lease. Landlord may also show the Leased Premises to prospective purchasers during regular business hours and upon reasonable notice, and to renters during the last year of the term hereof, also during regular business hours and upon reasonable notice. In all cases, Landlord shall use its best efforts to minimize the interference with Tenant's business operations.

          16.  SIGNS:

               A. Building Signs. All signs and symbols placed on the doors or windows or elsewhere about the Leased Premises, or upon any other part of the Building, including Building directories, shall be subject to the prior written approval of Landlord. Tenant shall be entitled to place signs within the interior of the Leased Premises without having first obtained Landlord's approval, provided however that no such signs shall be visible from outside the Leased Premises.

               B. Directory Signs. Landlord shall, at Tenant's expense, include directory signs for Tenant in the directories located in the main lobby and on the floor of the Building on which the Leased Premises are located, at the rate of two names per 5,000 rentable square feet of area leased by Tenant. The names shall be designated by Tenant in writing to Landlord and may be changed, at Tenant's expense, not more often than once per calendar quarter.

               C. Removal of Signs by Tenant. Upon expiration or earlier termination of this Lease, all signs installed by Tenant shall be removed and any damage resulting from the installation or removal thereof, or both, shall be promptly repaired by Tenant, failing which such removal and repair may be done by Landlord and the cost thereof charged to Tenant in the manner set forth in paragraph 9B hereof. It is expressly understood that this paragraph 16C will survive the expiration or earlier termination of this Lease.

          17.  QUIET ENJOYMENT:

               A. Quiet Enjoyment. If, and so long as, Tenant pays the Rent reserved hereunder and keeps and performs each and every term, covenant and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Leased Premises without hindrance or molestation by Landlord, subject to the terms, covenants and conditions of this Lease.

               B. Inability to Perform. Except as otherwise expressly provided in this Lease, this Lease and the obligations of Tenant to pay Rent and perform all of the terms, covenants and conditions on the part of Tenant to be performed shall be in no way affected, impaired or excused because Landlord, due to Unavoidable Delay, is (a) unable to fulfill or is delayed in fulfilling any of its obligations under this Lease, or (b) unable to make or is delayed in making any repairs, replacements, additions, alterations or decorations, or (c) unable to supply or is delayed in supplying any equipment or fixtures. Landlord shall in each instance exercise reasonable diligence to effect performance when and as soon as possible.

          "Unavoidable Delay" shall mean any and all delays beyond Landlord's reasonable control, including without limitation, delay caused by Tenant, governmental restrictions, governmental regulations or controls, delays by governmental authorities, order of civil, military or naval authority, governmental preemption, strikes, labor disputes, lockouts, shortages of labor or materials, inability to obtain materials or reasonable substitutes therefor, default of any contractor or subcontractor, acts of God, fire, earthquake, floods, explosions, actions of the elements, extreme weather conditions, enemy action, civil commotion, riot or insurrection, delays in obtaining governmental permits or approvals or any other cause beyond Landlord's reasonable control.

          18.  DEFAULT AND REMEDIES:

               A.   Event of Default. It shall be an "Event of Default" if
(i) Tenant shall fail to pay when due any monthly installment of Rent or any other charge or payment required of Tenant hereunder; (ii) Tenant shall violate or fail to perform any of the other conditions, covenants or agreements herein made by Tenant, and such violation or failure shall continue for a period of fifteen (15) days after written notice thereof to Tenant by Landlord; (iii) Tenant shall make a general assignment for the benefit of its creditors or shall file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (iv) a proceeding is filed against Tenant seeking any relief mentioned in (iii) above which is not dismissed within thirty (30) days after filing; (v) a trustee, receiver or liquidator shall be appointed for Tenant or a substantial part of its property; (vi) Tenant shall voluntarily mortgage, assign (except as otherwise expressly permitted in this Lease) or otherwise encumber its leasehold interest, or sublet all or any portion of the Leased Premises other than as permitted in accordance with paragraph 10 hereof.

               B. Landlord's Remedies. Upon the occurrence of an Event of Default, Landlord may exercise one or more of the following remedies:

          (1) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein.

          (2) Landlord may (but shall have no obligation to) cure Tenant's default, including but not limited to making any repairs or replacements to the Leased Premises which are the responsibility of Tenant under this Lease. In such event, Tenant shall reimburse Landlord, on demand, for all of Landlord's costs and expenses in curing such default, with interest at the Default Interest Rate from the time of incurring such costs and expenses until the date of payment by Tenant. Notwithstanding the cure periods contained in this Paragraph, Landlord may cure (and be entitled to reimbursement hereunder for) any default, without notice to Tenant, where the failure to promptly cure such default would in the reasonable opinion of Landlord create or continue an emergency condition or otherwise materially adversely affect the operation of the Building or the businesses of other tenants in the Building.

          (3) Landlord may give Tenant written notice of Landlord's intention to terminate this Lease on the date of such notice or any later date specified therein, and on such specified date all of Tenant's and Landlord's rights and obligations under this Lease, except as expressly reserved, shall cease. Landlord's written notice shall operate as a notice to quit, and Landlord may proceed to recover possession of the Leased Premises by any lawful means, including by re-entry and repossession; the obligation of Tenant to pay and the right of Landlord to recover all Rent and other charges accrued up to the time of termination or recovery of possession by Landlord, whichever is later, together with the costs of collection, including attorneys' fees and disbursements, shall survive termination of the Lease.

          (4) Without further notice, to the extent permitted by law, Landlord may re-enter and take possession of the Leased Premises, or any part thereof, and repossess the same as Landlord's former estate, and expel Tenant and those claim through or under Tenant, and remove the effects of either or both without being deemed guilty of any manner of trespass, without being deemed to have elected to terminate this Lease, and without prejudice to any remedies for arrears of Rent or preceding breaches of covenants. After re-entering and repossessing the Leased Premises without terminating this Lease, Landlord may, from time to time, but without being under any obligation so to do, and without terminating this Lease, relet the Leased Premises or any part thereof, on behalf of Tenant for such term or terms and at such rent or rents, and upon such other terms and conditions, as Landlord in its sole discretion may deem reasonable under the circumstances (including concessions, free rent and payment of commissions) with the right to make alterations and repairs to the Leased Premises.

          In the event Landlord does not elect to terminate this Lease, but on the contrary elects to take possession, then such repossession shall not relieve Tenant of its obligations and liability under this Lease, all of which shall survive such repossession. In the event of such repossession, Tenant shall pay to Landlord as Rent, all Rent which would be payable hereunder if such repossession had not occurred, less the net proceeds if any of any reletting or the value of Landlord's use if any of the Leased Premises after deducting all of Landlord's costs and expenses in connection with such reletting, including but not limited to all repossession costs, brokerage commissions, legal fees and expenses, expenses of employees, costs of alterations, expenses of preparing for reletting, rental concessions and free rent. Tenant shall pay such Rent to Landlord on the days on which the Rent would have been payable hereunder if possession had not been retaken.

          At Landlord's option, Landlord may recover any damage or loss sustained by Landlord following Landlord's election to re-enter and repossess the Leased Premises without terminating this Lease either at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made easily ascertainable by successive relettings, or may defer such recovery until the expiration of the term of this Lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term. Although Landlord has no obligation to relet the Leased Premises for Tenant's account following Landlord's election to re-enter and repossess the Leased Premises without terminating this Lease, if after so repossessing the Leased Premises Landlord undertakes reasonable efforts for a period of sixty (60) days to relet the Leased Premises for Tenant's account and Landlord is unable to find a new tenant for the Leased Premises and relet the Leased Premises on behalf of the Tenant upon such terms and conditions as Landlord may deem advisable, in its sole discretion, then Landlord may, at its option exercisable by written notice and demand to Tenant, elect to accelerate all Rent due for the remainder of the term (determined as if there had been no Event of Default) and Tenant shall immediately pay Landlord the present value (discounted at 8%) of the rent due for the remainder of the term, together with all expenses and costs, including reasonable attorneys' fees, incurred by Landlord.

               C. Landlord's Remedies Cumulative. The provisions contained in this paragraph shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

               D. Lease as Security. This Lease constitutes a lien as security for the Rent and other amounts payable hereunder and for the performance by Tenant of every other obligation herein contained, upon all the personal property and fixtures, of any nature, which are or may be placed on the Leased Premises by Tenant. Tenant agrees to execute, upon request, an appropriate Uniform Commercial Code Financing Statement evidencing the lien. The lien may be enforced upon the nonpayment of any Rent or other amount due under this Lease or the non-performance of any obligations herein contained, by the taking and selling of such property or any of the property at private sale for such price as Landlord may obtain and the application of the proceeds of such sale against any amounts due under this Lease from Tenant to Landlord and against the expenses incident to the removal and sale of the property. Notice of such sale will be served on Tenant by posting on the Leased Premises or by leaving the notice at or mailing it to Tenant's address given herein at least seven (7) days in advance of such sale. Landlord may retain in its possession any property of Tenant (including without limitation any signs of Tenant) after any sum payable under this Lease has become due and Landlord will not be liable in any action of replevin, conversion or similar remedy because of such retention. Tenant will indemnify and hold harmless Landlord from damages or remedy because of such retention. Tenant will indemnify and hold harmless Landlord from damages or claims by any third parties claiming rights in property sold or disposed of by Landlord pursuant to this paragraph 18.

               E. Limitation on Tenant's Remedies. Until Tenant has given Landlord's first mortgagee ("Mortgagee") notice of a default by Landlord in the performance or observance of any of the terms, conditions or agreements contained in this Lease, or the failure of any condition therein stated, Tenant shall not take any action with respect to such default or failure of condition, including, without limitation, any action in order to terminate, rescind or avoid the Lease or to withhold any rental thereunder, for a period of ten (10) days after receipt of such written notice thereof with respect to any such default or failure of condition as is capable of being cured by the payment of money, and for a period of thirty (30) days after receipt of such written notice thereof by Mortgagee with respect to any other such default or failure of condition; provided, however, that in the event of any default or failure of condition that cannot be cured by the payment of money and cannot with reasonable diligence be cured within said thirty (30) day period because of the nature of the default or failure of condition or because Mortgagee requires time to obtain possession of the Leased Premises in order to cure such default or failure of condition, then provided Mortgagee shall proceed promptly to attempt to obtain possession of the Leased Premises where such possession is required and to cure such default, then the time within which such default may be cured shall be extended for such period of time as may be reasonably necessary to complete the curing of the same with reasonable diligence and continuity.

          19.  HOLD OVER TENANCY:

          If (without execution of a new lease or written extension) Tenant shall hold over after the expiration of the term of this Lease, Tenant shall, at Landlord's election, be deemed to be occupying the Leased Premises as a tenant from month to month, which tenancy may be terminated as provided by law. During such occupancy, Tenant agrees to pay to Landlord monthly 200% of the Base Rent last payable during the Lease Term, as set forth herein, unless a different rate is agreed upon by Landlord and Tenant in writing, and to be bound by all of the terms, covenants and conditions as herein specified.

          20.  PROVISIONS RELATING TO LANDLORD:

               A. Definition of "Landlord". The term "Landlord" shall refer only to the then owner or holder of the Landlord's interest herein, it being understood and agreed that the "Landlord" shall not include any of the then Landlord's predecessors in interest, and that the original Landlord named herein shall be liable only for the obligations accruing during its period of ownership.

               B. Limitation of Liability. The obligations of Landlord under this Lease do not constitute and shall not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the Landlord for satisfaction of any liability in respect to this Lease and will not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction or for any deficiency judgement should Tenant be unable to satisfy any liability owed to it. In no event shall Landlord ever be liable for indirect or consequential damages, including, without limitation, loss of business, profits, goodwill or reputation.

          Landlord shall not be liable to Tenant or to Tenant's partners, employees, agents or visitors, or to any other person or entity whomsoever, for any injury to person or damage to or loss of property on or about the Leased Premises or the Building caused by the negligence or misconduct of Tenant, its partners, employees, subtenants, licensees or concessionaires, or of any other person entering the Building under the express or implied invitation of Tenant, or arising out of the use of the premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder or resulting from any other cause except Landlord's gross negligence, and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expenses or claims arising out of such damage or injury.

               C. Landlord's Reserved Rights. Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of rent:

               (1) Change the name and/or the street address of the Building;

               (2) Install and maintain signs on the exterior of the Building;

               (3) Grant utility easements or other easements to such parties, or replat, subdivide or make such other changes in the legal status of the land underlying the Building, as Landlord shall deem necessary, provided such grant or changes do not materially interfere with Tenant's use of the Leased Premises as intended under this Lease;

               (4) Sell the Building and assign this Lease to the purchaser (and upon such assignment be released from all of its obligations under this Lease);

               (5)  Relocate Tenant to other space in the Building;

               (6) To retain and maintain exclusive control of all of the Common Areas in, on or about the Building;

               (7) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, including without limitation the Common Areas of the Building, and for such purposes to enter upon the Premises, and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible; and

               (8) To change the arrangement or location of entrances, passageways, doors and doorways, corridors, stairs, toilets and other public service portions of the Building not contained within the Premises or any part thereof.

          21.  ESTOPPEL CERTIFICATE:

          Within twenty (20) days after written request therefor by Landlord, its agents, successors or assigns, Tenant shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, or other interested party, or to Landlord, together with a true and correct copy of this Lease, certifying, if applicable, (i) that this Lease is in full force and effect, without modification, (ii) the amount, if any, of prepaid rent and security deposit paid by Tenant to Landlord, (iii) that Landlord, as of the date of the certificate, has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions or offsets outstanding, or other excuses for Tenant's non-performance under this Lease, or stating those claimed by Tenant, and (iv) any other fact reasonably requested by Landlord or such proposed mortgagee or purchaser, or other interested party, which does not modify or conflict with Tenant's rights under this Lease. Tenant's failure to deliver said statement within said twenty (20) days shall be conclusive upon Tenant: (a) that this Lease is in full force and effect,
(b) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim defenses or deduction against Rent or Landlord hereunder; and (c) that no more than one month's rent has been paid in advance.

          22.  SUBORDINATION AND ATTORNMENT:

               A. Subordination. The rights of Tenant hereunder are, and shall be, at the election of any mortgagee, subject and subordinate to the lien of any deeds of trust, mortgages, the encumbrance of any leasehold financing, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Building, and to any advances made or hereafter to be made upon the security thereof, on the condition that, in the event of such election, such mortgagee shall provide Tenant with a subordination, non-disturbance, and attornment agreement providing inter alia (i) that this Lease is subordinate to the lien of the mortgage (if so elected by mortgagee), (ii) that Tenant's right of possession will not be disturbed by the mortgagee in connection with any mortgage foreclosure proceedings so long as Tenant performs its obligations set forth in the Lease, and (iii) that Tenant shall attorn to any foreclosing mortgagee or purchaser at a foreclosure sale. Tenant agrees to execute such subordination, non-disturbance, and attornment agreement upon request.

               B. Limitation on Mortgagee's Liability. Neither Landlord's mortgagee nor any purchaser of the Building shall in any way or to any extent (i) be obligated or liable to Tenant for any prior act, omission or default on the part of Landlord or the failure or the inaccuracy of any representation or warranty on the part of Landlord under this Lease, (ii) be obligated or liable to Tenant for any security deposit or other sums deposited with Landlord not physically delivered to Landlord's mortgagee or any purchaser of the Building, (iii) be bound by any previous prepayment of Rent for a period greater than one month, or (iv) be bound by any assignment, surrender, termination, cancellation, amendment or modification of this Lease made without the express written consent of Landlord's mortgagee or the purchaser of the Building, as the case may be, and Tenant shall have no right to set off or counterclaim against Landlord's mortgagee or any purchaser of the Building for any of the acts or omissions of Landlord referred to in (i), (ii), (iii) or (iv), above. Tenant further agrees that the liability of Landlord's mortgagee or of any purchaser of the Building under this Lease shall also be expressly limited to their respective interest in the Leased Premises.

          23.  BROKER:

          As part of the consideration for the granting of this Lease, Tenant represents and warrants to Landlord that no broker or agent negotiated or was instrumental in the negotiation or consummation of this Lease except the Broker of Record named in paragraph 1, and Tenant agrees to indemnify Landlord against any loss, expenses, cost or liability incurred by Landlord as a result of a claim by any broker or finder claiming through Tenant.

          24.  SECURITY DEPOSIT:

          The Tenant has deposited with the Landlord, simultaneously with the execution of this Lease, the sum of $0 as security for the Rent payable hereunder, for the return of the Leased Premises in good order and condition, and the performance of each and every one of the covenants, conditions and agreements herein stipulated. The said sum shall not be applicable to the payment of Rent by the Tenant, or any other charges for which it may become liable under this Lease, and such deposit shall in no way relieve Tenant from the faithful and punctual performance of all covenants and conditions hereby imposed upon it. Landlord shall not, unless required by law, keep the security deposit separate from its general funds or pay interest thereon to Tenant. Landlord agrees that at the termination of this Lease, or at the termination of any extension thereof, the deposit shall be returned to Tenant thirty (30) days after the Leased Premises have been vacated in good order and condition, provided that the Tenant shall have complied in all respects with the terms, covenants and conditions herein. In the event of a sale or leasing of the Building, Landlord shall have the right to transfer the security deposit to its vendee and Landlord shall thereupon be released by Tenant from all liability for the return of the security deposit. In such event, Tenant agrees to look solely to the new Landlord for the return of said deposit. The provisions hereof shall apply to every transfer or assignment made of the security deposit to a new Landlord.

          25.  MISCELLANEOUS PROVISIONS:

               A. Notices. All notices required by this Lease shall be in writing, sealed in an envelope and delivered in person, or mailed by U.S. Registered or Certified mail, return receipt requested, postage prepaid, to the address specified below:

                    (1)  If intended for Landlord:

                         The Equitable Life Assurance
                         Society of the United States
                         c/o The Galbreath Company
                         535 Griswold Street
                         Suite 550, Buhl Building
                         Detroit, Michigan 48226
                         Attn: Property Manager

                         with a copy to:

The Equitable Life Assurance            The Equitable Life Assurance
Society of the United States            Society of the United States
c/o Equitable Real Estate               c/o Equitable Real Estate
Investment Management, Inc.             Investment Management, Inc.
455 N. Cityfront Plaza Drive            1150 Lake Hearn Dr. N.E.
Suite 3200                              Suite 400
Chicago, Illinois 60611                 Atlanta, GA 30432-1522
Attn: Vice President, G.A. Asset Management


and with a copy to Landlord's mortgagee, if any, as designated in a written notice from Landlord to Tenant.

                    (2)  If intended for Tenant:

                         Federal Screw Works
                         400 DeKraft
                         Big Rapids, MI 49307
                         Attn: Thomas Zurschmiede

and after the Lease Commencement Date to the Tenant at the Leased Premises, or to such other addresses as either party designates by notice, as provided in this paragraph, to the other party, from time to time. Notice shall be effective as of the date delivered in person or the date postmarked, whichever is sooner.

               B. Amendment. Waiver. This Lease, including all exhibits attached hereto, constitutes the entire agreement between the parties. In the event of conflict between the terms of this Lease and those of any attachment or exhibit, the terms of the Lease shall control except as otherwise expressly provided herein. This Lease shall not be amended or modified except in writing by both parties. No covenant or term of this Lease shall be waived except with the express written consent of the waiving party, whose forbearance or indulgence in any regard shall not constitute a waiver of such covenant or term. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this Lease.

               C. Binding Effect. Except as otherwise provided in this Lease, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. It is understood and agreed that the terms "Landlord" and "Tenant" and verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number or fact of incorporation of the parties hereto. It is further understood and agreed that the term "Tenant" wherever used in this Lease shall refer to the Tenant first above named and to each of its successors and assigns.

               D. Attorneys' Fees. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease, or in the event suit is brought for the recovery of any Rent due under this Lease, or for the breach of any covenant or condition of this Lease, or for the restitution of the Leased Premises to Landlord and/or eviction of Tenant during said term, or after the expiration thereof, the party prevailing in such legal action shall be entitled to an award for all legal costs and expenses, including, but not limited to, a reasonable sum for attorneys' fees. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing any of Tenant's covenants and agreements in this Lease.

               E. Accord and Satisfaction. No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease will give rise to, or support, or constitute an accord and satisfaction, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by the appropriate persons. Landlord may receive and retain, absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments as being received on account of any item or items or Rent, due in connection herewith in such amounts and in such order as Landlord may determine at its sole option.

               F. Severability. The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be finally held to be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to or otherwise affect any other term of this Lease, and the unaffected terms hereof shall remain in full force and effect on the fullest extent permitted by law, the same as if such stricken term never had been contained herein. The above notwithstanding, if any provision of this Lease shall be finally held to be invalid or unenforceable, and such term substantially and adversely affects the amount of Rent to be received by Landlord, or the nature of its obligations to Tenant, or otherwise affects the economic bargain agreed to by Landlord in this Lease, Landlord shall have the additional option of terminating this Lease. Such right shall be exercised, if at all, by delivering notice to Tenant within thirty (30) days after any final judgment declaring a provision of this Lease invalid or unenforceable, stating a date of termination no sooner than ninety (90) days from such notice.

               G.   Time. Time is of the essence hereof.

               H. Applicable Law. This Lease shall be construed according to the laws of the State of Michigan and venue shall be in Wayne County, Michigan.

               I. Moving Carriers. Tenant agrees that prior to selecting a carrier to move Tenant's property on or off the Leased Premises, Tenant shall (i) ascertain that such carrier is registered with the Interstate Commerce Commission, (ii) obtain the consent of Landlord to use such carrier, which consent shall not be unreasonably withheld, and (iii) provide Landlord with certificates of insurance in forms and amounts satisfactory to Landlord. A valid reason for withholding consent shall include, but not be limited to, Landlord's previous experience with the carrier.

               J.   [ DELETED ]

               K. Memorandum of Lease. Tenant will, at the request of Landlord, promptly execute and deliver a memorandum of lease in order to record certain of the provisions of this Lease; provided, however, that the relations between Landlord and Tenant shall be governed solely by the provisions of this Lease and not by any memorandum thereof.

          This Lease is executed on the dates indicated below.


                              LANDLORD:

                              THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                              THE UNITED STATES

                              By: Equitable Real Estate Investment
                                  Management, Inc., its Agent

Attest:                       By    /s/ James D. Roemer
       -----------------            ---------------------------------
                              Its:  Director Asset Management
                                    ---------------------------------
                              Date: 2/28/95
                                    ---------------------------------



                              TENANT:

ATTEST:                       By    /s/ W. T. ZurSchmiede, Jr.
       ------------------           -------------------------------
                              Its   CEO-CFO
                                    -------------------------------
                              Date: 2/24/95
                                    -------------------------------